UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 12, 2007

SOLITRON DEVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-04978	22-1684144
(Commission File Number)	(IRS Employer Identification No.)

3301 ELECTRONICS WAY, WEST PALM BEACH, FLORIDA	33407
(Address of Principal Executive Offices)	(Zip Code)

(561) 848-4311
(Registrant's Telephone Number, Including Area Code)

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2007, the Board of Directors of Solitron Devices, Inc. (the “Corporation”) adopted resolutions providing for an amendment (“Amendment No. 1”) to Article V, Section 1, 3, and 4 of the Corporation’s Bylaws (the “Bylaws”) to clarify that the Corporation’s securities may exist in certificated or uncertificated form. The Board of Directors adopted these resolutions to be eligible to participate in the “Direct Registration System.” Amendment No. 1 became effective December 12, 2007. A copy of Amendment No. 1 to the Bylaws is attached hereto as Exhibit 3.3 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.3    Amendment No. 1 to the Bylaws of Solitron Devices, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLITRON DEVICES, INC.

December 12, 2007	/s/ Shevach Saraf Shevach Saraf Chairman of the Board, President Chief Executive Officer, Treasurer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.3	Amendment No. 1 to the Bylaws of Solitron Devices, Inc.